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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): November 15, 1995
                                                  -----------------

                            RICHEY ELECTRONICS, INC.
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             (Exact name of registrant as specified in its charter)


DELAWARE                        0-9788                      33-0594451
--------------              ----------------              --------------
(State of                   (Commission file              (IRS Employer
incorporation)              Number)                       Identification Number)


     7441 Lincoln Way, Garden Grove, California          92641
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     (Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code (714) 898-8288
                                                   --------------


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Item 5.  Other Events.

     On November 15, 1995, Richey Electronics, Inc. (the "Company"), Deanco, Inc. ("Deanco"), Electrical Distribution Acquisition Company ("EDAC") and certain of the EDAC Stockholders entered into a Stock Purchase Agreement, pursuant to which the Company intends to acquire all of the issued and outstanding capital stock of EDAC. Deanco is a wholly-owned subsidiary of EDAC. The Company issued a press release announcing execution of the Stock Purchase Agreement, which press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

     (c)  Exhibits.

          99.1 Press release, dated November 15, 1995, of Richey Electronics,
               Inc.


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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        RICHEY ELECTRONICS, INC.
                                                (Registrant)



                                        By /s/ Richard N. Berger
                                          ------------------------
                                           Richard N. Berger
                                           Vice President,
                                           Chief Financial Officer
                                           and Secretary







November 17, 1995


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                                  EXHIBIT INDEX


Number              Subject Matter
------              --------------

99.1                Press release, dated November 15, 1995, of Richey
                    Electronics, Inc.